Ovid Therapeutics Cowen and Company 39th Annual Health Care Conference March 11, 2019 Exhibit 99.1

Disclaimers and Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "will," "expect," "plan," "anticipate" and similar expressions (as well as other words or expressions referencing future events or circumstances) are intended to identify forward-looking statements. Forward-looking statements contained in this presentation include statements about the progress, timing, clinical development and scope of clinical trials and the reporting of clinical data for the Company’s product candidates; the potential clinical benefit of the Company’s product candidates; the timing and outcome of discussions with regulatory authorities; the success of any partnering opportunities; and the use of 24HC as a biomarker for target engagement. Each of these forward-looking statements involves risks and uncertainties. These statements are based on the Company’s current expectations and projections made by management and are not guarantees of future performance. Therefore, actual events, outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. Factors that may cause actual results to differ materially from these forward-looking statements are discussed in the Company’s filings with the U.S. Securities and Exchange Commission, including the "Risk Factors" sections contained therein. Except as otherwise required under federal securities laws, we do not have any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, changes in assumptions or otherwise.

Ovid Highlights: Building a Leading Company in Neurology Ovid is focused on developing novel medicines for patients with rare CNS disorders Phase 2 and Phase 3 clinical development stage programs OV101: Phase 3 pivotal study of OV101 in Angelman Syndrome (NEPTUNE study, start 2H’19) OV101: Phase 2 ongoing study in Fragile X (ROCKET study, data 2H’19) OV935: Phase 2 studies for rare epilepsy types, including: Dravet, LGS, Dup15q Syndrome and CDKL5 Deficiency (ELEKTRA, ARCADE, ENDYMION) Well capitalized to execute on our plan; multiple near-term milestones expected Leadership team with deep experience developing drugs and building companies

Focused Product Pipeline in Neurodevelopment and Epilepsies

	RESEARCH	PRECLINICAL	PHASE 1	PHASE 2	PHASE 3
OV101					
Angelman Syndrome	δ-selective $GABA_A$ receptor agonist				Plan to start pivotal Ph 3 NEPTUNE in 2H19
OV101					
Fragile X Syndrome	δ-selective $GABA_A$ receptor agonist				
OV935*					
Developmental and Epileptic Encephalopathies	CH24H inhibitor		CDKL5 deficiency disorder & Dup15q syndrome		
	CH24H inhibitor		Dravet syndrome & Lennox-Gastaut syndrome		
OV329					
Treatment-resistant Epilepsy	GABA aminotransferase inhibitor				

* Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement.

Angelman Syndrome: Orphan Drug & Fast Track Designations
Fragile X Syndrome: Orphan Drug & Fast Track Designations
DEE: Orphan Drug Designations for LGS and Dravet Syndrome

Ovid THERAPEUTICS

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Focus on Rare Neurology with Ongoing Programs in Neurodevelopment Disorders and Epilepsy Types


Rare Neurology
GABAergic Pathways (Inhibitory)
Glutamatergic Pathways (Excitatory)
Neurodevelopment
Epilepsies
Angelman syndrome
Fragile X syndrome
Dravet syndrome
Lennox-Gastaut
CDKL5 Deficiency Disorder
Dup 15q
Ovid THERAPEUTICS
BOLDMEDICINE

Ovid THERAPEUTICS

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OV101 Potential First-in-Class Therapeutic for Angelman & Fragile X Syndromes

OV101, a First-in-Class Extrasynaptic δ-Selective $GABA_A$ Receptor Agonist



OV101
Cl-
GABA Binding Site
Cell Membrane
α
β
α
β
δ



OV101 acts on
extrasynaptic GABAA receptors
Benzodiazepines selectively act on synaptic GABAA receptors

OV101 is differentiated from other $GABA_A$ modulators

- Chemical structure conformationally rigid leading to greater specificity at binding pocket
- Active when endogenous GABA levels are low or absent
- Selectively targets extrasynaptic δ-subunit-containing $GABA_A$ receptors to restore tonic inhibition[1]

OV101 potentiates tonic inhibition at low nM concentrations[2,3]

- Important in differentiating 'signal' to 'noise' in a variety of disorders such as AS (Angelman Syndrome), FXS (Fragile X Syndrome)

Ovid THERAPEUTICS

1. Egawa K et al. *Sci Transl Med.* 2012;4:163ra157. 2. Meera P et al. *J Neurophysiol.* 2011;106:2057-2064. 3. Belelli D et al. *J Neurosci.* 2005;25:11513-11520.

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Tonic Inhibition is Central to Angelman & Fragile X Syndrome Pathophysiology

Loss of tonic inhibition leads to dysregulation of neuronal circuit excitability

- Synaptic $GABA_A$ receptors mediate phasic inhibition
- Extrasynaptic δ-subunit-containing $GABA_A$ receptors mediate tonic inhibition

Mouse models of AS and FXS have reduced extrasynaptic $GABA_A$ signaling resulting in loss of tonic inhibition

- UBE3A silencing in mouse models results in a phenotype similar to AS in humans including motor, learning and behavioral deficits[2]
- Mouse models of FXS (Fmr1-/-) exhibit a behavioral and cognitive phenotype similar to human disease

Restoring Tonic Inhibition in these models improves core symptoms[1,2,3]

Tonic Inhibitory Currents are Reduced in FXS and AS


Healthy
Angelman Syndrome (*Ube3a*$^{m-/p+}$)[2]
BIC
BIC


Healthy
Fragile X Syndrome (*Fmr1* KO)[1]
100µM Gabazine
100µM Gabazine

[1]Olmos-Serrano et al., *J. Neurosci.* 2010 [2]Egawa et al., *Sci. Trans. Med.* 2012
[3]Olmos-Serrano et al., *Dev Neurosci. 2011*

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Data Suggest a Prolonged Pharmacodynamic Effect of OV101, Despite its Similar Pharmacokinetic Profile to Other $GABA_A$ Agonists


Zolpidem (n=12)
OV101 (n=10)
60mins
160mins
60mins
160mins
Delta (1 - 4 Hz)
Theta (4 - 8 Hz)
Alpha (8 - 13 Hz)
Beta (13 - 30 Hz)
Low Gamma (30 - 50 Hz)
High Gamma (50 - 100 Hz)
-5
5
-5
5

- MEG* data of OV101 results in sustained increase in delta, theta, alpha, and beta frequencies
- Zolpidem and OV101 have similar PK profiles…but OV101 has longer lasting effects (PD profile)

Statistical analysis of planar gradiometer configured *magnetoencephalographic (MEG) data

Red = relatively more power following the drug

Blue = relatively less

Ovid THERAPEUTICS

Source: Neuropharmacology 88 (2015), D. Nutt et al

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OV101: Scientific Rationale in Two Serious Rare Disorders

Well Defined Genetic Disorders

- High unmet medical need
- No approved therapies in US, EU, or ROW; treatment is limited to supportive care
- Lifelong disorders that present early in childhood

Angelman Syndrome

- Loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 15
- Decreased extrasynaptic GABA levels lead to decreased tonic inhibition and resulting downstream clinical phenotype
- Global disruption in behavior, motor, sleep and cognitive functions
- Prevalence in general population*: 1 in 12,000 to 20,000 people

Fragile X Syndrome

- Caused by CGG expansion in FMR1 gene
- Significant anxiety, behavior challenges, and cognitive impairment
- Most common inherited form of intellectual disability
- Prevalence**: ~1/3,600-4,000 males ~1/4,000-6,000 females
- Males with FXS are more severely affected than females

Sources:
*NORD, NIH website, Genetics Home Reference and NCBI .
** National Fragile X Foundation

Ovid THERAPEUTICS
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Angelman Syndrome: Clinical Characteristics Average age of diagnosis is 21 Months Requires life-long care Life span typically normal Source: Angelman Syndrome Foundation website Physical / Motor Wide-based, unstable gait Protruding tongue Suck / swallow disorders Frequent drooling Other fine and gross motor impairments Medical / Sleep CNS: Seizures, Strabismus Sleep: Abnormal sleep-wake cycles GI: Constipation Behavior / Cognitive Significant developmental delay Severe language impairment (e.g. need external communication support) Hyperactivity Short attention span

STARS was First Industry-Sponsored Clinical Trial in Angelman Syndrome



Screening
Baseline & Randomize (1:1:1)
Placebo (placebo morning, placebo night)
OV101 QD (placebo morning, 15 mg evening)
OV101 BID (10 mg morning, 15 mg evening)
-2
0
6
12
Assessment Points (weeks)

Key Inclusion Criteria:

- Age 13 - 49 years, inclusive
- 12 sites in US, 1 site in Israel
- Confirmed molecular diagnosis of Angelman syndrome
- Stable regimen of concomitant medications*

Primary Outcome Measure:

- Safety and tolerability of OV101 vs placebo

Exploratory Outcome Measures:

- Efficacy measures of OV101 vs placebo

* Excluding, poorly controlled seizure activity, concomitant use of minocycline, levodopa, zolpidem, zaleplon, eszopiclone, ramelteon, or cannabinoid derivatives or any other investigational agent, device, and/or procedure.
BID=twice a day; BL=baseline; QD=every day.

Ovid THERAPEUTICS

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STARS Trial: OV101 Achieved Primary Endpoint of Safety and Tolerability and Demonstrated Statistical Significance in Exploratory Endpoints Primary Endpoint (Safety/Tolerability): OV101 was well-tolerated with a favorable risk profile Majority of AEs were mild Exploratory Endpoints (Efficacy): Global symptoms: Clinical Global Impressions- Improvement (CGI-I) Combined OV101 treatment groups vs placebo (p=0.0103) driven by QD group (p=0.0006); BID not significant (NS) Symptom Specific (QD arm): Sleep: Improvements on Latency to sleep onset which is important symptom in AS Motor: Improvements on overall and gross motor function, mobility, stride velocity/cadence, and daily activity Global Improvement Sleep Motor

CGI-I (Clinical Global Impression-Improvement) the Right Endpoint for Studying Patients with Angelman Syndrome Patients Rated on a Likert 7-Point Scale* 1 = very much improved 2 = much improved 3 = minimally improved 4 = no change 5 = minimally worse 6 = much worse 7 = very much worse Validated measure used in neurology and psychiatry trials Clinician Assessed Changes of even 1 point in the scale represent a clinically meaningful change for this patient population Co-primary endpoint in several FDA-approved and ongoing clinical trial programs including: Nuplazid (Psychosis), Intuniv (ADHD) Captures the improvement in the totality of a patient’s symptoms Each patient represents his/her own control providing sensitivity and validity in measuring change in a highly heterogenous disorder Neurodevelopmental conditions like AS are highly heterogeneous Individual patients with AS have varying degrees of impairment with sleep, communication, behavior, motor, or seizures * Scores are assessed from baseline, defined as initiation of treatment.

Based on Patients' Scores at Week 12, Two-Thirds Experienced Clinically-Meaningful Improvement and Nearly One-Third Had Much Improvement

CGI-I Symptoms Overall at Week 12



Difference Vs Placebo*
p=0.0006
p=0.3446
22.2
66.6
42.8
Placebo (n=27)
OV101 QD (n=27)
OV101 BID (n=28)
7.4
14.8
70.4
7.4
29.6
37.0
33.3
10.7
32.1
50.0
3.6
3.6
0
20
40
60
80
100
Patients in each CGI-I score category (%)
1 - Very Much Improved
2 - Much Improved
3 - Minimally Improved
4 - No Change
5 - Minimally Worse
6 - Much Worse
7 - Very Much Worse
Blue bars highlight scores of patients with improvement (2,3)

Data support rationale for OV101 15 mg QD as an apparent efficacious dose in AS

- *Mean CGI-I Symptoms Overall Score at Week 12 (MMRM) *LS mean difference [Drug-Placebo] (95% CI) was -0.78 (-1.22, -0.35) with OV101 QD and -0.21 (-.064, .022) with OV101 BID

Source: AACAP Poster 2018

Ovid THERAPEUTICS

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STARS Phase 2 Trial in Angelman Syndrome: Summary and Conclusions Source: Ovid press release dated December 6, 2018 STARS achieved primary endpoint of safety and tolerability Exploratory efficacy with improvements in global function and relevant symptom domains in QD dosing arm vs placebo Global: Statistically significant improvement in CGI-I Sleep: Reduction in sleep onset latency and improvement in clinical impressions of overall sleep; observed reduction in latency to sleep onset may be indicative of target engagement Motor: Noted changes (post hoc) in relevant assessments of gait, activities of daily living Behavior: Among those who had CGI- improvements, associated parental narratives report improvements in communication, behavior but no changes seen on traditional assessment scales (ABC, ADAMS) QD Dosing appears to be efficacious dose Actigraphy and clinical data suggest induction of tolerance with BID dose exposure leading to the observed reduced efficacy in the BID group Consistent with the known pharmacology of other CNS drugs (e.g. SSRIs, benzodiazepines) where tolerance develops at higher dosages

OV101’s Development in Angelman Syndrome – Pivotal Phase 3 and Next Steps Pivotal Phase 3 NEPTUNE trial Design based on End-of Phase 2 Meeting with the FDA Single 12-week, two-arm, randomized, double-blind, placebo-controlled trial Once-daily (weight-based) dose Approximately 60 patients aged 4 to 12 years Primary endpoint of CGI-I score at week 12 Secondary endpoints: Sleep measures and Vineland-3 developmental scale (adaptive behavior) Trial initiation pending FDA Type C meeting agreement on protocol and supporting materials Enrollment expected to begin in 2H:19 ELARA Open-Label Extension study for people with AS who previously completed an OV101 trial Recruitment initiated with FPI in Feb 2019 Source: Ovid press release dated December 6, 2018 FPI: First Patient In

OV101: Scientific Rationale in Two Serious Rare Disorders

Well Defined Genetic Disorders

- High unmet medical need
- No approved therapies in US, EU, or ROW; treatment is limited to supportive care
- Lifelong disorders that present early in childhood

Angelman Syndrome

- Loss of functional UBE3A protein due to defect of UBE3A gene on maternal chromosome 15
- Decreased extrasynaptic GABA levels lead to decreased tonic inhibition and resulting downstream clinical phenotype
- Global disruption in behavior, motor, sleep and cognitive functions
- Prevalence in general population*: 1 in 12,000 to 20,000 people

Fragile X Syndrome

- Caused by CGG expansion in FMR1 gene
- Significant anxiety, behavior challenges, and cognitive impairment
- Most common inherited form of intellectual disability
- Prevalence**: ~1/3,600-4,000 males ~1/4,000-6,000 females
- Males with FXS are more severely affected than females

Ovid THERAPEUTICS

Sources: *NORD, NIH website, Genetics Home Reference and NCBI ** National Fragile X Foundation

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Fragile X Syndrome: Clinical Characteristics







Physical

- Large prominent ears, prominent jaw & forehead
- Hyperflexible joints
- Classic gaze aversion

Medical

- CNS: Seizures (15%); Strabismus (30%)
- ENT: Otitis, sinusitis
- CV: Mitral valve prolapse
- GI: Reflux, Sleep apnea, Loose stools

Behavior

- Attention deficit (80% of males)
- Hyperactivity (65% of males)
- Anxiety (70% of males)
- Self-injurious
- Aggressiveness

- **Average age of diagnosis**
  - Males: 35 – 37 months
  - Females: 41.6 months
- **29% of FXS families have 2 or more children with FXS**
- **Life span typically normal**

Ovid THERAPEUTICS

Williams et al., 2006

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OV101 in Fragile X Syndrome: Phase 2 Clinical Trials Underway Orphan Drug and Fast Track designations Primary Objective: Assess safety and tolerability of OV101 over 12 weeks of treatment across 3 daily dosing regimens Patient Population (n=30): Adult and adolescent males with diagnosis of FXS Ages: 13-22 years Timeline: Data expected in 2H’19 Endpoints: Primary – incidence of AEs. Secondary – changes in behavior (ABC scales) Status: Recruiting Primary objective: Cohort, non-drug study to assess suitability of scales to measure behavior, sleep, and functioning in individuals with Fragile X syndrome 0

Phase 2 ROCKET Trial in Patients with Fragile X Syndrome 1 OV101 Treatment Arm (5mg QD) OV101 Treatment Arm (5mg TID) OV101 Treatment Arm (5mg BID) Screening Baseline & Randomize (1:1:1) Week 12 Timeline Key Endpoints Trial Initiated: Q3:18 Topline Data Expected: 2H: 19 Primary Endpoint: Incidence of AEs Secondary Endpoint: Changes in behavior (ABC scales)

OV935 New Approach to Potentially Treat Rare Developmental and Epileptic Encephalopathies

Refractory seizures do not respond to medicines that exert anti-seizure effect through same target or MOA as marketed AEDs Approximately 100,000 - 200,000 US Population with Rare Seizure Disorders* Illustrative purposes only 1 out of 3 PATIENTS Small number achieve seizure freedom with addition of 1 or more AEDs 1 out of 2 PATIENTS ALL EPILEPSY PATIENTS Current marketed AEDs act through four main mechanisms: 1. Modulation of voltage-gated ion channels 2. Enhancement of GABA-mediated inhibition 3. Interactions with elements of the synaptic release machinery 4. Blockage of ionotropic glutamate receptors Seizure free with one AED Refractory seizures despite available medications Novel Mechanism of Actions are Needed to Treat Refractory Seizures Source: *Orphanet

Focus of Broad OV935 Development Program: Severe Developmental and Epileptic Encephalopathies

Frequent and prolonged treatment-resistant seizures

Most patients uncontrolled even on multiple AEDs

Dravet	Lennox-Gastaut	CDKL5 (CDD)	Dup15q
• 80% have mutation in SCN1A gene • US prevalence: ~1;15,000–1:21,000 • Few treatment options	• Some patients have SCN2A mutations • US prevalence: ~1:10,000 • <10% controlled by existing medications	• Mutation of cyclin-dependent kinase-like 5 gene on X chromosome • US prevalence: ~1:40,000–1:60,000, increasing with genetic testing • No approved targeted treatments	• Caused by duplications of chromosome 15q11.2-q131.1 • US incidence: ~1:30,000 • No approved targeted treatments

Ovid THERAPEUTICS

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CH24H is a brain-specific enzyme for cholesterol catabolism 24HC is a clinically monitorable plasma marker that appears to correlate with active target engagement OV935: Mechanism of Action OV935 T In Plasma In Brain *CH24H, cholesterol 24‑hydroxylase ; 24HC, 24S-hydroxycholesterol CH24H Pathway is Unique to the Brain – 24HC is a Measurable Marker in Plasma*

Highly potent, orally administered, inhibitor of brain specific cholesterol 24-hydroxylase Composition-of-matter patents through 2032, without regulatory extensions and Orphan Drug designations for Dravet and Lennox-Gastaut syndromes Novel mechanism of action and acts through pathways that are not targets of other anti-epileptic drugs (AEDs) Survival benefit in transgenic epilepsy models1 Anti-inflammatory and glial modulatory activity contributing to disease modification in animal models Neuroprotection from glutamate toxicity2 Potential for 24 Hydroxycholesterol to act as a plasma biomarker3,4 1 Nishi, T et al. Inhibition of Cholesterol 24-hyrdroxylase Improves the Survival of a Mouse Model… Society for Neuroscience, poster, Nov 2018 2 Hasegawa S, et al. Cholesterol 24-hydroxylase Inhibition is a Novel Pharmacological Mechanism That Exerts Neuroprotective Effects… Society for Neuroscience, poster, Nov 2018 3Ma s t N, et a l. J Biol Chem. 2017 4Sodero AO, et a l. EMBO J. 2012. OV935: First in Class Inhibitor of CH24H

OV935 Phase 1b/2a Clinical Trial Design



Part 1
Double-blind Tx
(30 days)
Part 2
Open-label Tx
(60 days)
Follow-up
(30 days)
Screening/baseline
Randomization
OV935 BID
Placebo BID
OV935 BID
End of trial
Safety and PK assessments
Safety, PK, and exploratory assessments

Trial design

Two-part trial*

- Part 1: Titration
  - Titration (20 days): OV935 100/200 mg BID
  - Treatment (10 days): OV935 300 mg BID
- Part 2: Open label
  - Titration (10 Days): OV935 200/300 mg BID
  - Treatment (50 Days): OV935 300 mg BID

Key endpoints

Primary endpoint

- Safety and tolerability

Secondary and exploratory endpoints

- Pharmacokinetics (PK) parameters
- 24S-Hydroxycholesterol (24HC) plasma levels
- Change in seizure frequency from baseline

Key inclusion criteria

Inclusion

- Adult patients ages 18-65 years
- Established diagnosis of DEE
- At least one bilateral motor seizure in baseline period

Ovid THERAPEUTICS

* Eleven US Sites

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* Diazepam excluded; generally taken as needed and not as a scheduled medication † All patients prescribed concomitant AEDs Diagnoses Total (N=18) Lennox-Gastaut Syndrome 6 Epileptic Encephalopathy†† 6 Partial Seizures with Secondarily Generalization 1 Frontal Lobe Epilepsy 1 Tuberous Sclerosis Complex 1 Cerebral Dysgenesis 1 Hypothalamic Hamartoma 1 Dravet Syndrome 1 Patients with concomitant AEDs at baseline† Placebo (n=4) OV935 (n=14) Total (N=18) 1 2 - 2 2 - 3 3 3 - 5 5 4+ 2 6 8 † † Epilepsies Not Otherwise Specified AEDs Taken by ≥ 3 Patients Clobazam Clonazepam Lacosamide Lamotrigine Lorazepam Zonisamide Perampanel Phase 1b/2a Trial Results: Heterogeneous Patient Population – Multiple Concomitant AEDs Typical for DEE Median baseline seizure frequency per 28 days OV935 higher baseline seizure frequency vs placebo Source: Ovid press release on December 17, 2018

Primary endpoints: Safety and Tolerability OV935 had a favorable safety profile and generally well tolerated; most AEs were mild PK OV935 plasma levels were dose proportional Seizure Frequency 61% reduction in median seizure frequency observed at Day 92 (end of Treatment Period, excluding patients on perampanel) Observed interaction effect with concomitant perampanel use Two of 11 patients became seizure-free during the last 28 days of treatment (to Day 92) 24HC Reduction of 24HC with OV935 treatment associated with decrease in seizure frequency over time Supports continued investigation of 24HC as a potential biomarker of target engagement Secondary and exploratory endpoints: PK, Seizure frequency, 24HC Source: Ovid press release on December 17, 2018 Phase 1b/2a Trial Results: OV935 Was Generally Well Tolerated With a Favorable Safety and Tolerability Profile—Majority of AEs Were Mild

Plasma 24HC concentration assessed at baseline, pre-dose at Days 11-85, and Day 121 (~30 days following the end of the Treatment) Plasma 24HC (ng/mL) On OV935 in both Part 1 and Part 2 On Placebo and who cross-over to OV935 after Day 31 4 13 4 12 4 7 4 OV935 plasma levels confirm PK/PD modeling and dosing OV935 treatment reduced 24HC plasma levels OV935 PK Plasma levels are dose-proportional 24HC plasma levels Dose- and time-dependent reduction trend observed Following washout, plasma 24HC recovered to pre-treatment levels 8 4 6 4 7 4 8 Phase 1b/2a Trial Results: OV935 Reduced Plasma 24HC vs Placebo – 24HC Potential Biomarker of Target Engagement Part 1 OV935 vs placebo groups Part 2 All on OV935 End of Trial Off treatment Time (Study days) Source: Ovid press release on December 17, 2018

24% 28% 45% 0% 20% 40% 60% 80% 100% Reduction Median Reduction from Baseline in Total Seizures* per 28 Days (FSA, Part 2, including patients on perampanel) 69 85 Time (Study Days) 92 n=16 n=14 n=14 37% 41% 61% 0% 20% 40% 60% 80% 100% Reduction Time (Study Days) Median Reduction from Baseline in Total Seizures* per 28 Days (FSA, Part 2, excluding patients on perampanel) 69 85 92 n=13 n=11 n=11 *The total seizures are based on a period of 28 days on and prior to a specific study day; the first dose day is Study Day 1 Phase 1b/2a Exploratory Analysis: OV935 Reduced Seizure Frequency Over Time in Part 2 *Data represent per protocol analyses; ITT group (n=18) demonstrated median reduction in total seizures of 36% at Day 85. Two patients withdrew in Part 1 (weakness (n=1); difficulty with walking/worsening lethargy (n=1)) and two patients withdrew in Part 2 (seizure cluster (n=2)). Source: Ovid press release on December 17, 2018

Percent change in seizure frequency vs plasma 24HC in Part 2 treatment period Correlation Coefficient (p-value) Day Pearson Spearman Day 85 (n=6) 0.7747 (0.0704) 0.6957 (0.1248) Day 92 (n=6) 0.7962 (0.0581) 0.9856 (0.0003) Time 24 HC Seizure Day 11 Day 11 Day 2 - 11 Day 31 Day 31 Day 22 - 31 Day 85 Day 85 Day 58 - 85 Day 92 Day 85 Day 65 - 92 24HC plasma level (ng/mL) *Day 31: outlier at 358.2% /2.1 ng/mL Phase 1b/2a Exploratory Analysis: Change in Seizure Frequency vs. Plasma 24HC – Excluding Patients on Placebo and Perampanel Source: Ovid press release on December 17, 2018

Current OV935 Clinical Development Program for DEE

DEE → **Phase 1b/2a**
Adult patients

- **Primary endpoint:**
  Safety and tolerability

Dup15q syndrome, **CDKL5 syndrome** → **ARCADE: Phase 2**
Open-label pilot trial
~30 pediatric patients

- **Primary endpoint:**
  Percent change seizure frequency

Dravet syndrome, **Lennox-Gastaut syndrome** → **ELEKTRA: Phase 2**
Double-blind, placebo-controlled trial
126 pediatric patients

- **Primary endpoint:**
  Percent change seizure frequency

ENDYMION
Open-label extension (OLE) trial

Ovid THERAPEUTICS

33

Financial Highlights As of December 31, 2018 (1) $72.5 million in cash, cash equivalents and short-term investments ~40.1 million shares of common stock outstanding (1) Pro forma for the net proceeds, before expenses, from an equity financing in February 2019.

2019 Business Priorities and Milestones

Angelman Syndrome OV101

- ❑ Finalize Phase 3 NEPTUNE protocol and submit to FDA (1H:19)
- ❑ Initiate NEPTUNE clinical trial (2H:19)
- ❑ Continue enrollment in ELARA

Fragile X Syndrome OV101

- ❑ Complete enrollment in Phase 2 ROCKET trial
- ❑ Announce Phase 2 ROCKET trial data (2H:19)
- ❑ Announce SKY ROCKET trial data (2H:19)

DEE & Rare Epilepsies OV935*

- ❑ Submit Phase 1b/2a results to medical meeting (1H:19)
- ❑ Complete enrollment in ARCADE (2H:19)
- ❑ Continue enrollment in ELEKTRA
- ❑ Continue ENDYMION enrollment

Corporate

- ❑ Evaluate partnering opportunities that could accelerate development of OV101

Ovid THERAPEUTICS

*Also known as TAK-935. Co-development program with Takeda Pharmaceutical Company Limited pursuant to a license and collaboration agreement

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Ovid Therapeutics: Our Inspiration to Succeed